                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2004
                                                         -----------------

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)


       Delaware                    333-112231                  13-3416059
   (State or other                 (Commission                (IRS Employer
   jurisdiction of                File Number)             Identification No.)
    incorporation)


       4 World Financial Center, 10th Floor                      10080
                   New York, NY
     (Address of principal executive offices)                  Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

           Acquisition or Disposition of Assets: General

      On November 16, 2004, Terwin Mortgage Trust, Series TMTS 2004-11HE (the "Trust"), acquired $67,484,079.02 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as depositor, Terwin Advisors LLC, as seller, Chase Manhattan Mortgage Corporation, as master servicer, JPMorgan Chase Bank, as securities administrator and backup servicer, GreenPoint Mortgage Funding Inc., as servicer, Specialized Loan Servicing, LLC, as servicer and U.S. Bank National Association, as trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated June 18, 2004 and the Prospectus Supplement dated September 27, 2004 (together the "Prospectus").
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ITEM 9.01. Financial Statements and Exhibits

      (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                Description
-----------                ------------
10                Subsequent Transfer Instrument (without certain attachments)
                  dated as of November 16, 2004 between Merrill Lynch Mortgage
                  Investors, Inc., as seller (the "Depositor") and U.S. Bank
                  National Association, as Trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

      Date: December 7, 2004


                                          By:   /s/ Matthew Whalen
                                               -------------------------
                                          Name:  Matthew Whalen
                                          Title:    President

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------
10                Subsequent Transfer Instrument (without certain attachments)
                  dated as of November 16, 2004 between Merrill Lynch Mortgage
                  Investors, Inc., as seller (the "Depositor") and U.S. Bank
                  National Association, as Trustee.